UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 6, 2011

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2011, Dollar Tree, Inc. (the “Company”) and Kevin S. Wampler, the Company’s Chief Financial Officer, entered into an amendment (the “Amendment”) to Mr. Wampler’s Change in Control Retention Agreement, dated December 2, 2008 (the “Agreement”).  The Amendment modifies the acceleration of vesting for outstanding equity awards in certain situations under the Agreement.

A copy of the original Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 5, 2008.  A copy of the Amendment is attached as Exhibit 10.1 to this report, and is incorporated by reference into this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 6, 2011, the Board of Directors (the “Board”) of Dollar Tree, Inc. (the “Company”) adopted and approved amendments to the Company’s bylaws.  Among other things, the bylaws, as amended and restated by the Board, clarify and modify advance notice requirements for stockholder submission of meeting proposals and director nominees by:

•	providing that the proposing stockholder’s disclosures apply to both record and beneficial stockholders;

•
expanding disclosure requirement to include information regarding the proposing stockholder’s economic, voting and other interests that may be material to the Company’s and stockholders’ evaluation of the proposal or nomination;

•	requiring that proposing stockholders update and supplement disclosures, if necessary, in order to ensure that the Company and its stockholders have current and accurate information;

•
increasing the disclosure and representation requirements of stockholder nominees to ensure that potential conflicts, economic interest and restriction on independence are disclosed and that the nominee will be able to comply with his or her fiduciary duties if elected; and

•
clarifying advance notice and related provisions for the nomination of directors at special meetings of the Company’s stockholders, consistent with the purpose of establishing an orderly process for stockholders seeking to nominate directors at special meetings.

The foregoing description of the Company’s bylaws, as amended and restated by the Board, is qualified in its entirety by reference to the full text of such amended and restated bylaws, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On October 7, 2011, Dollar Tree, Inc. issued a press release announcing that the Company’s Board of Directors has authorized the repurchase of an additional $1.5 billion of its common stock.  A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission.  Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.  The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits.

(c)                 Exhibits.

3.1                 Bylaws of Dollar Tree, Inc. (as amended and restated, effective October 6, 2011)

10.1                 Amendment to Change in Control Retention Agreement

99.1                 Press release dated October 7, 2011 issued by Dollar Tree, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: October 11, 2011	By:	/s/ Kevin S. Wampler
Kevin S. Wampler
Chief Financial Officer

EXHIBITS

Exhibit 3.1 - Bylaws of Dollar Tree, Inc. (as amended and restated, effective October 6, 2011)

Exhibit 10.1 - Amendment to Change in Control Retention Agreement

Exhibit 99.1 - Press release dated October 7, 2011 issued by Dollar Tree, Inc.